                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 27, 1997
                                        ----------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                333-30207                                36-4165546
                ---------                                ----------
        (Commission File Number)            (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                   60661
-----------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)


                                 (312) 441-7246
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events
-------  ------------

Attached, for the Distribution Date of October 27, 1997, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of October 27, 1997.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 6, 1997
       ----------------



                                       HELLER FUNDING CORPORATION



                                       By:    /s/ David R. Schmuck
                                              ----------------------
                                              David R. Schmuck
                                       Title: Vice President


                                       2
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                                 EXHIBIT INDEX



Exhibit
Number   Document Description
------   --------------------

     99 Heller Funding Corporation - Monthly Report for the Distribution Date of October 27, 1997.



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